UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 21, 2013 (February 21, 2013)

Aircastle Limited

(Exact name of registrant as specified in its charter)

Bermuda	001-32959	98-0444035
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Aircastle Advisor LLC, 300 First Stamford Place, Stamford, Connecticut		06902
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (203) 504-1020

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02 Results of Operations and Financial Condition.

On February 21, 2013, Aircastle Limited (the “Company”) announced financial results for its fourth quarter and full year 2012 as described in the press release furnished hereto as Exhibit 99.1, which is incorporated herein by reference.

The information furnished pursuant to this Current Report on Form 8-K, including the exhibit hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, unless expressly set forth as being incorporated by reference into such filing.

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Election of New Director

On February 18, 2013, the board of directors of the Company appointed Agnes Mura to serve as a Class II director, until the Annual General Meeting of Shareholders in 2014 or until her office shall otherwise be vacated pursuant to the Company’s Bye-Laws.

Upon her appointment to the board of directors of the Company, Ms. Mura was granted a number of restricted common shares of the Company with a grant date value of approximately $78,230, pursuant to the Amended and Restated Aircastle Limited 2005 Equity Incentive Plan (the “Plan”), which is described in the Company’s proxy statement for its 2012 Annual General Meeting of Shareholders filed with the Securities and Exchange Commission on April 13, 2012. These restricted common shares will generally vest in full on January 1, 2014, so long as Ms. Mura remains a director through that date. In consideration of her ongoing service to the board, Ms. Mura will be compensated as an independent director as described in the Company’s proxy statement, which includes an annual cash board service fee of $80,000 and an annual equity grant under the Plan with a grant date value of $90,000.

A copy of the Company’s press release announcing the appointment of Ms. Mura is attached hereto as Exhibit 99.2.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated February 21, 2013 which is being furnished hereto pursuant to Item 2.02.

99.2	Press Release dated February 21, 2013 which is being furnished hereto pursuant to Item 5.02.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRCASTLE LIMITED (Registrant)

/s/ David Walton
David Walton
General Counsel, Chief Operating Officer and Secretary

Date: February 21, 2013

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated February 21, 2013

99.2	Press Release dated February 21, 2013